Exhibit 10.2

                                ESCROW AGREEMENT

         THIS AGREEMENT, dated this 15th day of August, 2000, by and between Sundog Technologies, Inc. ("Borrower"), Braveheart, Inc., ("Lender"), and Steven Kapustin ("Escrow Agent");

WITNESSETH:

         WHEREAS, Borrower has certain securities noted on the attached Schedule "A" with the initial loan advance to be made by the Lender against said shares within ten (10) days of delivery of said securities in accordance with the Collateral Loan Agreement, or other contract between the Lender and the Borrower; and

         WHEREAS, the Escrow Agent is willing to serve as escrow agent pending the final payment, but only on the terms and conditions hereinafter stated to which Borrower and Lender agree;

         WHEREAS, the Borrower acknowledges that they have been informed that the Escrow Agent has performed legal services for the Lender and it is anticipated that such services will be performed for the Lender in the future.

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties here agree as follows:

         1.   Escrow Items

              The following items with a fully executed copy of this Escrow Agreement (collectively, the "Escrow Deposit"), shall be delivered to Escrow Agent, to be held by Escrow Agent pursuant to this Escrow Agreement:

              a.  Securities in the amount stated on Schedule "A".
              b.  "Blank" Stock Powers
              c. Corporate Resolution authorizing the signer of the Stock Power to enter into the transaction and to sign the Stock Power for the company, trust or other non-natural entity.
              d. Opinion of Borrower's counsel that the "lock-up" on the stock shall last only for six months beyond the end of the rule 144 restriction period and that there are no other limitations or restrictions against such stock.

         2.   Custody of Escrowed Item

              The escrowed item or any portion thereof, noted in paragraph 1 (a) hereof, will be physically held at Sun Trust Securities, Inc. ("Sun Trust"), a wholly owned subsidiary of Sun Trust Bank, in the account of Braveheart and Protocol Asset Management Trust ("Protocol"), the credit facility provider for Borrower; or, other facility agreed to in writing between all parties to this Escrow Agreement. Wherever held, the Escrow Agent shall be a co-signer on the account and shall allow the Escrow Property to only be used in a manner consistent with this Escrow Agreement and the Loan Documents; and, at all times, to primarily act in the best interest of the Borrower. The Escrow Agent warrants and represents that he has the authority to cause the escrowed items to be released from the above described account without the consent or approval of the Lender or other signer on this account, subject only to satisfaction of any obligation owed to the credit facility provider, Protocol Asset Management Trust.


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


         3.   Limitation of Escrow Agent's Liability

              The Escrow Agent shall incur no liability in respect or any action taken or suffered by it in reliance upon any notice, direction, instruction, consent, statement or other paper or document believed by it to be genuine and duly authorized or for anything else, except its own willful misconduct or negligence. The Escrow Agent shall not be responsible for the validity or sufficiency of this Agreement. In all questions arising under this Agreement, the Escrow Agent may rely on the advice of counsel, and for anything done, omitted or suffered in good faith by the Escrow Agent based on such advice the Escrow Agent shall not be liable to anyone.

              The Escrow Agent does not make any representations whatsoever regarding the Escrow Deposit. The Escrow Agent shall not be required to take any action hereunder involving any expense unless the payment of such expense shall be made or provided for in a manner satisfactory to it.

              Other than a default situation discussed in paragraph 8. hereof, the Escrow Agent shall release the Escrow Property to any party as required by the Borrower or the Lender upon receipt of written instructions signed jointly by both the Borrower and the Lender. In the event any portion of the escrowed property is in the possession of a depository under the direction of the Escrow Agent, and said written instructions are received, the Escrow Agent shall make a written request to Sun Trust, or its equivalent, at their office in Blue Bell, Pennsylvania to release said escrowed property to him.

              The Escrow Agent may at his sole discretion rely on said written instructions and proceed to release the Escrow Property without incurring any liability whatsoever to the Borrower or to the Lender. The Escrow Agent shall incur no liability whatsoever in the event that Sun Trust, or its equivalent, refuses to release any portion of the Escrowed Property to him and shall be under no burden to further pursue same after making the written request. This Escrow Agreement shall immediately terminate and the Escrow Agent shall be released as Escrow Agent, upon the Escrow Agent requesting the release of the Escrow Property pursuant to the written instructions from the Borrower and the Lender.

         4.   Disputes

              Notwithstanding anything in this Escrow Agreement to the contrary, in case of a dispute between Lender and Borrower sufficient in the sole discretion of Escrow Agent to justify its doing so, Escrow Agent shall be entitled to tender into the registry of any court of competent jurisdiction the Escrow Deposit, together with such pleadings as the Escrow Agent may deem appropriate, and thereupon be discharged from all further duties and liabilities under this Escrow Agreement (other than with respect to any liabilities for willful misconduct or breach of trust of Escrow Agent). Any such legal action may be brought in such court as Escrow Agent shall determine to have jurisdiction thereof. In the event Escrow Agent institutes legal action pursuant to the authorization of this Paragraph 4, Escrow Agent shall be entitled to be paid by the Borrower for all professional time expended in instituting such lawsuit at its standard hourly rates and to be reimbursed for all of its costs and expenses in so doing.


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


         5.   Indemnity

              Lender and Borrower, jointly and severally, hereby agree to indemnify Escrow Agent against, and hold Escrow Agent harmless from any and all claims, actions, demands, losses, damages, expenses (including attorneys' fees) and liabilities that may be incurred by Escrow Agent in connection with the performance of its duties hereunder, including, without limitation, any litigation or arbitration arising from this Escrow Agreement or involving the subject matter hereof, and in the event Lender and Borrower are opposing parties in such litigation or arbitration, the party prevailing in such litigation or arbitration shall be reimbursed by such other party promptly upon demand in an amount equal to that amount which the prevailing party shall have paid Escrow Agent with respect to such litigation or arbitration and the subject matter thereof pursuant to the indemnification agreement contained in this paragraph.

         6.   Notices

              Whenever any notice or other communication is required or permitted hereunder, such notice shall be in writing and shall be delivered to the party receiving it by hand or by registered or certified mail, return receipt requested, after notice via facsimile including courier information, i.e., airbill number. If notice is by mail, such notice shall be deemed to have been delivered when deposited with postage prepaid thereon in the United States mail, addressed to the party receiving it at the address set forth below, or at such other address as such party shall designate in writing to the other parties hereto. If delivered other than by mail, such notice shall be deemed delivered when received.

              Any  notice sent to Escrow Agent should be sent to:

                           Steven Kapustin, Esquire
                           Flamm Boroff & Bacine, P.C.
                           Union Meeting Corporate Center
                           925 Harvest Drive, Suite 220
                           Blue Bell, Pennsylvania 19422

              Any notices sent to Lender should be sent to:

                           921B Bethlehem Pike
                           Suite 210
                           Spring House, PA 19477
                           Attention: W Roger Bums

                  with a copy to Escrow Agent.

              Any notices sent to Borrower should be sent to:

                           10542 South Jordan Gateway, Suite 200
                           South Jordan, Utah  80495
                           Attention:  Stephen Russo

                  with a copy to Escrow Agent.

         7.   Binding Effect

              This  Agreement  shall  be  binding  upon and  shall  inure to the
              benefit  of  the  parties  hereto  and  their  respective   heirs,
              successors and assigns.


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





         8.   Default by Lender

              Should the Lender default in making the required payments for the securities, that is, within ten (10) business days of delivery of the Escrowed Property for 50% of the Loan Amount and a second advance within an additional ten (10) business days for the other 50% of the Loan Amount, the Borrower shall, after the default, send a notice thereof via certified U.S. mail, return receipt requested, to the Lender at its address of record in this Escrow Agreement, with copy thereof sent in identical manner to the Escrow Agent. The Lender may cure the default within three (3) working days after the receipt of said notice. A notice of cure shall be delivered to the Escrow Agent and to the Borrower via commercial overnight service to their respective addresses of record. After three (3) working days from the date said notice of default is received by the Escrow Agent and provided the Lender has not cured the default within the preceding three (3) working days, the Borrower shall deliver to the Escrow Agent a written demand of delivery of the Escrow Property accompanied by the Borrower's sworn affidavit from its President stating the date the Lender received the notice of default and that the Lender has not cured the default within the allowed period.

              If no notice of cure has been received by the Escrow Agent prior to the expiration of three working days after its receipt of the copy of the notice of default from the Borrower, the Escrow Agent is entitled to rely exclusively on the Borrower's demand and affidavit and shall without notice to the Lender and within three
              (3) working days from receipt of the notice and affidavit from the Borrower, either deliver the Escrow Property to the Borrower via certified U.S. mail, return receipt requested, or request the return of any Escrowed Property in the possession of Sun Trust, or its equivalent (in accordance with Paragraph 2. hereof), and upon receipt of same, delivered to the Borrower.

              A notice of cure received by the Escrow Agent after the expiration of the aforementioned three day working period shall be null and void ab initio. The Escrow Agent is hereby released from all liability to the Lender and the Borrower for delivery of the Escrow Property to the Borrower provided it has received the Borrower's written demand of delivery of the Escrow Property accompanied by the Borrower's sworn affidavit from its President stating the date the Borrower received the notice of default and that the Lender has not cured the default within the aforementioned three working day period and that Escrow Agent has made any necessary written requests to Sun Trust, or its equivalent, in accordance with Paragraph 2. hereof.

              Further, the Lender agrees that, if it defaults in its obligations to the credit facility provider, that it waives any and all further rights to hold or benefits from the holding of the Escrowed Property and directs the Escrow Agent, without protest or delay, to allow the Borrower to use the Escrowed Property in any manner necessary to satisfy such obligation to the Lender's credit facility provider such that the Escrowed Property can be released to the Borrower. The Lender also agrees to immediately, within three (3) business days of any default under its contract with the credit facility provider; and further, authorizes the Escrow Agent to notify the Borrower if notified of the Lender's default to the credit facility provider, or by any other means.

         9.   Default By Borrower

              Should the Borrower default in fulfilling the terms of the Collateral Loan Agreement, the Lender shall, after the default, send a notice thereof via certified U.S. mail, return receipt requested, to the Borrower at its address of record in this Escrow Agreement, with copy thereof sent in identical manner to the Escrow Agent. The Borrower may cure the default within ten (10) working days after the receipt of said notice. A notice of cure shall be delivered to the Escrow Agent and to the Lender via commercial overnight service to their respective addresses of record.


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


              After ten working days from the date said notice of default is received by the Escrow Agent and provided the Borrower has not cured the default within the preceding ten working days, the Lender shall deliver to the Escrow Agent a written demand of delivery of the Escrow Property accompanied by the Lender's sworn affidavit from its President stating the date the Borrower received the notice of default and that the Borrower has not cured the default within the allowed period.

              If no notice of cure has been received by the Escrow Agent prior to the expiration of ten working days after its receipt of the copy of the notice of default from the Lender, the Escrow Agent is entitled to rely exclusively on the Lender's demand and affidavit and shall without notice to the Borrower and within five working days from receipt of the notice and affidavit from the Lender, either deliver the Escrow Property to the Lender via certified U.S, mail, return receipt requested, or request the return of any Escrowed Property in the possession of Sun Trust, or its equivalent, [in accordance with Paragraph 2 hereof] and upon receipt of same, deliver to the Lender. A notice of cure received by the Escrow Agent after the expiration of the aforementioned ten day working period shall be null and void ab initio. The Escrow Agent is hereby released from all liability to the Lender and the Borrower for delivery of the Escrow Property to the Lender provided it has received the Lender's written demand of delivery of the Escrow Property accompanied by the Lender's sworn affidavit from its President stating the date the Lender received the notice of default and that the Borrower has not cured the default within the aforementioned seven working day period and that Escrow Agent has made any necessary written requests to Sun Trust, or its equivalent, in accordance with Paragraph 2. hereof.

         10.  Governing Law, Modification

              This Escrow Agreement shall be governed by, and construed under, the laws of the state of Pennsylvania, with jurisdiction and venue vest it its courts, and may be modified only in writing agreed to and executed by Borrower, Lender and Escrow Agent.

         11.  Resignation, Substitution

              Upon ten (10) days written notice to the Borrower and the Lender, the Escrow Agent may resign. Upon ten (10) days written notice to the Escrow Agent from the Borrower and the Lender, jointly, the Borrower and the Lender may appoint a substitute for the Escrow Agent.

IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first above written.

                                        Sundog Technologies, Inc. (Borrower)

                                        /s/ Stephen Russo
                                        -------------------------
                                            Stephen Russo
                                            Chief Financial Officer

                                        Attest:
                                        /s/ Braveheart, Inc.
                                        --------------------------
                                            Braveheart, Inc. (Lender)


                                        By: /s/ Roger F. Burns
                                            --------------------------
                                                Roger F. Burns, Jr.
                                                Attorney in Fact

                                        Attest:
                                            --------------------------


                                        By: /s/ Steven Kapustin
                                            --------------------------
                                                Steven Kapustin
                                                Escrow Agent